                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                        WHITTMAN-HART, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                           [WHITTMAN-HART LETTERHEAD]

                                October 28, 1996

To the Stockholders of
WHITTMAN-HART, INC.:

    You are cordially invited to attend a Special Meeting of Stockholders of Whittman-Hart, Inc. to be held at the Company's offices, 311 South Wacker Drive, Suite 3500, Chicago, Illinois 60606-6618, on Monday, November 25, 1996 at 10:00 a.m., local time.

    The attached Notice of Special Meeting and Proxy Statement fully describe the formal business to be transacted at the Special Meeting, which includes the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the Company's total authorized Common Stock and to eliminate the 10% Cumulative Convertible Preferred Stock from the Company's authorized capital.

    Directors and officers of the Company will be present to help host the Special Meeting and to respond to any questions that our stockholders may have. Whether or not you plan to attend the Special Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please date, sign and mail the enclosed proxy promptly.

    We look forward to seeing you on November 25, 1996.

                                          Sincerely,

                                          Robert F. Bernard
                                          CHAIRMAN OF THE BOARD, PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER

                           [WHITTMAN-HART LETTERHEAD]

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 25, 1996

                            ------------------------

To the Stockholders of
  WHITTMAN-HART, INC.

    NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders (the "Special Meeting") of Whittman-Hart, Inc. (the "Company") will be held at the Company's offices, 311 South Wacker Drive, Suite 3500, Chicago, Illinois 60606-6618, on Monday, November 25, 1996 at 10:00 a.m., local time. A proxy and a Proxy Statement for the Special Meeting are enclosed.

    The Special Meeting is for the following purposes:

    (1) To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the Company's total authorized common stock and to eliminate the 10% Cumulative Convertible Preferred Stock from the Company's authorized capital.

    (2) To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

    The close of business on October 21, 1996 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting or any adjournments thereof. For a period of at least ten days prior to the Special Meeting, a complete list of stockholders entitled to vote at the Special Meeting shall be open to the examination of any stockholder during ordinary business hours at the Company's offices, 311 South Wacker Drive, Suite 3500, Chicago, Illinois 60606-6618.

    Information concerning the matters to be acted upon at the Special Meeting is set forth in the accompanying Proxy Statement.

                                          By Order of the Board of Directors,

                                          Edward V. Szofer
                                          CORPORATE SECRETARY

CHICAGO, ILLINOIS
OCTOBER 28, 1996

  STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING IN
     PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED
          PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO
                    POSTAGE IF MAILED IN THE UNITED STATES.

                              WHITTMAN-HART, INC.
                             311 SOUTH WACKER DRIVE
                                   SUITE 3500
                          CHICAGO, ILLINOIS 60606-6618
                                 (312) 922-9200

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                        SPECIAL MEETING OF STOCKHOLDERS
                               NOVEMBER 25, 1996

    The accompanying proxy is solicited by the Board of Directors of Whittman-Hart, Inc. (the "Company") for use at the Special Meeting of Stockholders to be held on November 25, 1996, or at any adjournments thereof (the "Special Meeting"). Giving the proxy will not in any way affect a stockholder's right to attend the Special Meeting and to vote in person. The approximate date on which this Proxy Statement and the accompanying proxy will be mailed or otherwise delivered to stockholders is October 28, 1996.

    A proxy in the accompanying form which is properly signed, dated, returned and not revoked will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, proxies will be voted for approval of the item on the proxy. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. Management is not aware of any other matters which are likely to be brought before the Special Meeting. However, if any such matters properly come before the Special Meeting, it is understood that the proxy holder or holders are fully authorized to vote thereon in accordance with his or their judgment and discretion.

    The proxy may be revoked at any time before it is exercised by providing written notice of such revocation to Whittman-Hart, Inc., 311 South Wacker Drive, Suite 3500, Chicago, Illinois 60606-6618, Attn: Corporate Secretary. The proxy also may be revoked by the attendance and voting by a stockholder at the Special Meeting or by the execution and delivery to the Company of a proxy dated subsequent to a prior proxy.

                       RECORD DATE AND OUTSTANDING SHARES

    The Board of Directors has fixed the close of business on October 21, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. As of October 8, 1996, there were outstanding 10,052,330 shares of Common Stock. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Special Meeting. Each holder of Common Stock is entitled to one vote for each share held by such person with respect to each matter to be voted on at the Special Meeting.

                                 REQUIRED VOTE

    The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate"). Robert F. Bernard, who owns approximately 38% of the Company's outstanding Common Stock, has advised the Company's Board of Directors that he will vote his shares in favor of the proposal described in this statement.

                    QUORUM; ABSTENTIONS AND BROKER NON-VOTES

    The presence at the Special Meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have the same effect as votes against the proposal to approve the amendment to the Certificate.

                                    PROXIES

    Robert F. Bernard and David P. Shelow, the persons named as proxies on the proxy accompanying this Proxy Statement, have been selected by the Board of Directors of the Company to serve in such capacity. Mr. Bernard is a director of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement.

           AMENDMENT OF COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S TOTAL AUTHORIZED COMMON
        STOCK AND TO ELIMINATE THE 10% CUMULATIVE CONVERTIBLE PREFERRED
                  STOCK FROM THE COMPANY'S AUTHORIZED CAPITAL
                                  (PROPOSAL 1)

    In October 1996, the Board of Directors proposed and recommended for adoption by the Company's stockholders an amendment to the Certificate that would (i) increase the Company's total authorized Common Stock from 15,000,000 shares to 37,000,000 shares and (ii) eliminate the 10% Cumulative Convertible Preferred Stock from the Company's authorized capital. No change will be made to the number of authorized shares of Preferred Stock. The Company's stockholders are asked to approve this amendment.

    The proposed amendment provides that paragraph A of Article Four of the Certificate be amended to read in its entirety as follows:

               "AUTHORIZED SHARES. The total number of shares of all classes of stock which the Corporation shall have authority to issue is forty million (40,000,000), consisting of thirty-seven million (37,000,000) shares of Common Stock, $.001 par value per share (the "Common Stock"), and three million (3,000,000) shares of Preferred Stock, $.001 par value per share (the "Preferred Stock")."

    The proposed amendment also provides for the elimination of paragraph B of Article Four of the Certificate which provides the terms of the 10% Cumulative Convertible Preferred Stock.

    REASONS FOR THE PROPOSAL -- As of October 8, 1996, there were 10,052,330 shares of Common Stock issued and outstanding, and 2,348,462 shares reserved for issuance under the Company's Stock Purchase Plan and the Company's 1995 Stock Incentive Plan. Consequently, 2,599,208 shares of Common Stock were available for future issuance as of October 1, 1996. As of that date, there were no issued and outstanding shares of Cumulative Convertible Preferred Stock.

    Subject to stockholder approval of the increase in authorized stock and future market conditions, the Company intends to declare a 2-for-1 stock split effected in the form of a 100% stock dividend. In addition, the Board of Directors believes that it is desirable for the Company to have available additional authorized but unissued shares of Common Stock to provide the Company with shares of Common Stock to be used for general corporate purposes, future acquisitions and equity financings. Approval of the proposed amendment now will eliminate the delays and expense which otherwise would be incurred if stockholder approval were required to increase the authorized number of shares of Common Stock for possible future transactions involving the issuance of additional shares.

    In connection with the Company's initial public offering, all 239,019 authorized, issued and outstanding shares of 10% Cumulative Convertible Preferred Stock were converted into Common Stock. The Company does not contemplate reissuing such shares and, accordingly, proposes to eliminate the class of 10% Cumulative Convertible Preferred Stock from the Certificate.

    EFFECT OF INCREASE -- The additional shares of Common Stock may be issued, subject to certain exceptions, by the Board of Directors at such times, in such amounts and upon such terms as the Board may determine without further approval of the stockholders. The Company's current stockholders could suffer a dilution of voting rights, net income and net tangible book value per share of the Common Stock as the result of any such issuance of Common Stock depending on the number of shares issued and the purpose, terms and conditions of the issuance. The additional shares of Common Stock could have an "anti-takeover" effect in that they could discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise and could make the removal of the present management of the Company more difficult. Such shares could be issued for the purpose of making more difficult, time-consuming or costly an acquisition of a controlling interest in the Company deemed undesirable by the Board of Directors, even if such acquisition is desired by certain stockholders of the Company. The Company's stockholders have no preemptive rights to subscribe for additional shares when issued.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S TOTAL AUTHORIZED COMMON STOCK AND TO ELIMINATE THE 10% CUMULATIVE CONVERTIBLE PREFERRED STOCK FROM THE COMPANY'S AUTHORIZED CAPITAL.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth, as of October 8, 1996, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each executive officer and director of the Company and (iii) all executive officers and directors as a group. Each person or entity named below has (a) an address in care of the Company's principal executive offices, and (b) to the Company's knowledge, sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such holder.

                                                                                 NUMBER OF SHARES
                                                                                   BENEFICIALLY        PERCENT OF
NAME                                                                                   OWNED          OWNERSHIP (6)
-------------------------------------------------------------------------------  -----------------  -----------------
Robert F. Bernard..............................................................       3,840,492              38.2%

Edward V. Szofer(1)............................................................         215,563               2.1

Kevin M. Gaskey(1).............................................................          58,425             *

Susan B. Reardon(1)............................................................          38,602             *

Glen A. Metelmann(1)...........................................................          22,809             *

Robert F. Steel(2).............................................................         --                 --

Paul D. Carbery(3).............................................................          61,787             *

Lawrence P. Roches (1).........................................................           2,000             *

Directors and executive officers as a group (8 persons)(1).....................       4,239,678              42.0%

------------------------

*   less than one percent.

(1) Includes shares of Common Stock which can be acquired through the exercise of options on or before December 7, 1996, as follows: Edward V. Szofer--5,443 shares; Kevin M. Gaskey--13,425 shares; Susan B. Reardon--5,429 shares; Glen A. Metelmann--5,429 shares; Lawrence P. Roches--2,000 shares; and all executive officers and directors as a group--31,726 shares.

(2) Mr. Steel, a director of the Company, is a limited partner of Platinum Venture Partners I, L.P. and Platinum Venture Partners II, L.P. As such, Mr. Steel may be deemed to beneficially own the 18,782 shares of the Common Stock beneficially owned by Platinum Venture Partners I, L.P. and the 21,465 shares of the Common Stock beneficially owned by Platinum Venture Partners II, L.P. Mr. Steel disclaims beneficial ownership of these shares within the meaning of Rule 13d-3 under the Securities and Exchange Act of 1934 ("Exchange Act").

(3) Mr. Carbery, a director of the Company, is a general partner of Frontenac Company, which is the general partner of Frontenac VI Limited Partnership. As such, Mr. Carbery may be deemed to beneficially own the 61,787 shares of Common Stock beneficially owned by Frontenac VI Limited Partnership. Mr. Carbery disclaims beneficial ownership of these shares within the meaning of Rule 13d-3 under the Exchange Act.

                                 OTHER MATTERS

SOLICITATION

    The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the solicitation of proxies by the use of the mails, certain officers and associates (who will receive no compensation therefor in addition to their regular salaries) may be used to solicit proxies personally and by telephone and telegraph. In addition, banks, brokers and other custodians, nominees and fiduciaries will be requested to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company will reimburse such persons for their expenses in so doing. In addition, the Company has engaged Proxy Services, Inc. to assist in soliciting proxies for a fee of approximately $2,000 plus reasonable out of pocket expenses.

STOCKHOLDER LIST

    A list of stockholders entitled to vote at the Special Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours, for a period of at least ten days prior to the Special Meeting and continuing through the date of the Special Meeting, at the offices of the Company, 311 South Wacker Drive, Suite 3500, Chicago, Illinois 60606-6618.

INCORPORATION BY REFERENCE

    No documents are incorporated herein by reference.

    Please date, sign and return the enclosed proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your proxy will be appreciated.

                                          By Order of the Board of Directors,

                                          Edward V. Szofer,

                                          CORPORATE SECRETARY

PROXY                                                    THIS PROXY IS SOLICITED
                                                             ON BEHALF OF THE
                                                            BOARD OF DIRECTORS
                              WHITTMAN-HART, INC.
        311 SOUTH WACKER DRIVE, SUITE 3500, CHICAGO, ILLINOIS 60606-6618
                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 25, 1996

     TO VOTE AT THE SPECIAL MEETING IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF WHITTMAN-HART, INC. SIGN AND DATE THE REVERSE SIDE OF THIS CARD WITHOUT CHECKING ANY BOX.

The undersigned holder of Common Stock, par value $.001 per share, of Whittman-Hart, Inc. (the "Company") hereby appoints Robert F. Bernard and David P. Shelow, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on Monday, November 25, 1996 at 10:00 a.m., local time, at the Comany's offices, 311 South Wacker Drive, Suite 3500, Chicago, Illinois 60606-6618, and at any adjournments thereof, upon the following matters. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

     1. PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S TOTAL AUTHORIZED COMMON STOCK AND TO ELIMINATE THE 10% CUMULATIVE CONVERTIBLE PREFERRED STOCK FROM THE COMPANY'S AUTHORIZED CAPITAL.

          / /  FOR       / /   AGAINST       / /   ABSTAIN

     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting, or any adjournments thereof.
                 (continued, and to be signed, on reverse side)

-------------------------------------------------------------------------------
                           (continued from other side)
     This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN AS TO OTHER MATTERS. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Special Meeting and voting in person. The undersigned stockholder hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement.
PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                                        DATED:________________________________

                                        ---------------------------------------
                                        Signature

                                        ---------------------------------------
                                        Signature (if held jointly)

Please date and sign exactly as the name appears hereon. When signing as executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give title as such. When signing as corporation, please sign in full corporate name by President or other authorized officer. If you sign for a partnership, please sign in partnership name by an authorized person.